THIRD AMENDMENT TO FINANCING AGREEMENT


         THIS AGREEMENT, dated as of September 7, 1994, is entered into by and between TAMMAC FINANCIAL CORP., a Delaware Corporation, with its principal office located at 100 Commerce Boulevard, Wilkes-Barre, Pennsylvania 18702 (hereinafter referred to as "Tammac") and LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP (a/k/a Los Abrigados Limited Partners Limited Partnership), an Arizona Limited Partnership, with its principal office located at 2777 East Camelback Road, Phoenix, Arizona 85016 ("Developer") and ILX INCORPORATED (f/k/a International Leisure Enterprises Incorporated), an Arizona Corporation, with its principal office located at 2777 East Camelback Road, Phoenix, Arizona 85016 ("Guarantor").
                                R E C I T A L S:

         A. The Developer and Tammac entered into a Financing Agreement dated as of September 10, 1991 (the "Financing Agreement" or the "Agreement"), which set forth the terms and conditions regarding the Developer's sale and Tammac's purchase of certain consumer installment obligations generated at that certain timeshare condominium project known as Los Abrigados Resort, Sedona Vacation Club, located at 160 Portal Lane, Sedona, Coconino County, Arizona (the "Project").

         B. The obligations due and owing to Tammac under the Financing Agreement are secured, in part, by the liens and security interests granted by Developer pursuant to a Security Agreement and a Deed of Trust, Assignment of Rents and Security Agreement (the "Mortgage"), of even date with the Financing Agreement.

         C. Contemporaneously with the execution and delivery of the Financing Agreement, the Guarantor executed and delivered a Continuing Guaranty Agreement in favor of Tammac.

         D. Tammac and the Developer entered into a Modification Agreement dated as of August 12, 1992, modifying certain terms and conditions of the Financing Agreement (the "First Modification Agreement").

         E. Tammac and the Developer again amended and modified the Financing Agreement as evidenced by that certain Amendment to Commitment Letter, Financing Agreement, and Reaffirmation of Various Loan Documents dated as of March 31, 1993 (the "Second Modification Agreement").

         F. Pursuant to the terms of that certain Commitment Letter issued to International Leisure Enterprises Incorporated dated June 28, 1991, the rights and obligations of which were assigned by International Leisure Enterprises Incorporated to the Developer, and as said Commitment Letter was amended and modified by the First Modification Agreement and the Second Modification Agreement, Tammac's obligations to purchase Contracts expires on September 30, 1994.

         G. Developer has requested that Tammac extend the term of the Commitment Letter for an additional twenty-four (24) months and purchase up to an additional $10,000,000.00 of new Contracts to be generated by the Developer at the Project. Pursuant to that request, Tammac issued to Developer a Commitment Letter dated July 20, 1994. (The aforesaid Commitment Letter dated June 28, 1991, as amended and modified by the First Modification Agreement and the Second Modification Agreement, and the Commitment Letter dated July 20, 1994 are hereinafter sometimes collectively referred to as the "Commitment Letter.")

         H. The parties desire to amend the terms and conditions of the Financing Agreement and to affirm certain terms and conditions of the various loan documents executed in connection therewith.

         I. To that end, the parties wish to memorialize their agreements by this writing.

                              AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Definitions: Unless otherwise defined herein, all capitalized or defined terms used herein shall have the same meaning set forth in the Commitment Letter, the Financing Agreement, the Modification Agreement, the Second Modification Agreement, the Deed of Trust, the Security Agreement and all related Loan Documents.

         Recitals: The recitals set forth above are hereby incorporated herein as if set forth at length. Tammac, the Developer and Guarantor each, jointly and severally, acknowledge and confirm that all of the aforesaid recitals are true, accurate and correct in all respects.

         Modification of Financing Agreement. Effective as of the date of this Third Amendment to the Financing Agreement, the Financing Agreement is amended and modified as follows:

         (a) Section 1.4 is hereby amended in its entirety to read as follows:

         1.4. "Guarantor" or "Guarantors" shall mean any one or all of the following (as the context so requires) who have executed and delivered guaranty agreements ("Guaranty Agreements") in favor of Tammac, or any additional guarantors who may have or may in the future unconditionally guaranty the obligations of the Developer hereunder: ILX Incorporated (f/k/a International Leisure Enterprises Incorporated), an Arizona Corporation.

         (b) Section 2.1 is hereby amended in its entirety to read as follows:

         2.1. Subject to the funding limitations for Phase I and Phase II, as set forth in the Commitment Letter, Developer shall offer to sell to Tammac the Transactions. Developer shall submit completed Credit Packages to Tammac for review relating to said Transactions so offered. Provided Developer is not in default under the terms and conditions of this Financing Agreement and the Guarantor is not in default pursuant to the terms of the Guaranty Agreement, and subject to the terms, conditions and limitations of the Commitment Letter, as same may be amended, which Commitment Letter, together with any amendments, is incorporated herein by reference as though set forth fully at length, Tammac shall purchase those Transactions which meet Tammac's lending criteria and guidelines, as same shall be in effect on the date that the Third Amendment to the Financing Agreement is executed and delivered to Tammac by the Developer and Guarantor. A copy of Tammac's current lending guidelines and criteria is attached hereto and made a part hereof and labelled as Exhibit "C".
                  Tammac's lending guidelines and criteria shall not change during the term of the Financing Agreement. Tammac shall advise Developer in writing whether it intends to purchase a particular Transaction. Any approval to purchase a Transaction shall be subject to the terms and conditions contained in said approval.

         (c) Section 2.2 is hereby amended in its entirety to read as follows:

         2.2 Except as set forth in Section 2.8 of this Financing Agreement, Tammac shall accept Contracts that meet Tammac's lending guidelines and criteria and which are written at a contract rate of five and one-quarter (5 1/4%) percentage points above the highest prime rate as announced from time to time in The Wall Street Journal (the "Acceptable Contract Rate"). The Acceptable Contract Rate shall be fixed for a period of six months from the execution and delivery of this Third Amendment to the Financing Agreement and shall be based on the highest prime rate as announced in The Wall Street
                  Journal on the business day preceding the execution and delivery of this Third Amendment to the Financing Agreement ("Prime Rate"). Thereafter, the Acceptable Contract Rate is subject to change every six (6) months following the execution and delivery of this Third Amendment to the Financing Agreement (the "Change Date") and will be reset, if at all, based upon the Prime Rate then in effect on each Change Date. Notwithstanding anything contained herein to the contrary, in the event that the Prime Rate exceeds nine and three quarters (9.75%) percent per annum, and provided the Developer is not in default under the terms of the Financing Agreement, Tammac shall continue to purchase Contracts pursuant to the terms hereof, irrespective of the interest rate set forth in said Contracts without discounting said Contracts. For so long as the Prime Rate exceeds 9.75% Tammac shall have no further obligation to make Interest Rate Differential Payments to the Developer, as provided in Section 2.8 of this Financing Agreement.

         (d) Section 2.8 is hereby amended in its entirety to read as follows:

         2.8. Notwithstanding anything contained herein to the contrary, for each Contract written by Developer and purchased by Tammac at a Contract interest rate less than the Acceptable Contract Rate, then in effect on the date Tammac purchases said Contract, said Contract shall be discounted on the date each such Contract is purchased by Tammac so as to yield an equivalent rate to Tammac of the Acceptable Contract Rate then in effect. To that extent, the amount to be funded by Tammac to Developer on each such Contract shall be reduced. Any and all sums paid by Developer to Tammac so as to equalize the yield as aforesaid shall be non-refundable under any and all circumstances.

                  In  the  event  that  a  Contract  written  by  Developer  and purchased by Tammac provides for a contract interest rate greater than the Acceptable Contract Rate then in effect on the date each payment is received under the Contract by the Consumer, Tammac shall pay to the Developer, as and when collected and earned, on a monthly basis, the Interest Rate Differential, as hereinafter defined. The Interest Rate Differential shall be computed by subtracting the interest component of each payment of an effected Contract computed at the Acceptable Contract Rate then in effect from the interest component of each payment actually received by Tammac on each Contract written at a rate of interest in excess of the Acceptable Contract Rate. Tammac shall furnish such documentation to the Developer, on a monthly basis, identifying each of the Contracts purchased by Tammac which are subject to an interest rate differential payment
                  ("Interest Rate Differential Payment(s)") as hereinabove provided, which documentation shall be reasonably satisfactory to Tammac and the Developer. Tammac shall not be responsible to make any Interest Rate Differential Payments to the Developer unless and until Tammac receives good, collected funds required to be paid under said Contracts. Developer recognizes and agrees that it shall bear any credit risk in the event that all or any payments due under a particular Contract are not made and/or received by Tammac or are otherwise dishonored. In the event that all or any portion of the Interest Rate Differential Payments are required to be returned to a Consumer or someone making a claim by or on behalf of the Consumer or the Consumer's creditor(s), the Developer shall, upon the demand of Tammac, immediately return all or any portion of the Interest Rate Differential Payment(s) required to be returned.

                  Tammac shall be under no obligation to make Interest Rate Differential Payments to the Developer in connection with the Acceptable Contracts securing the Loan referred to in the Commitment Letter.

         (e) Section 2.10 is hereby amended in its entirety to read as follows:

         2.10 In the event the Developer sells one Unit Week to two (2) Consumers, whereby one of the Consumers is purchasing the odd years of a Unit Week and the other consumer is purchasing the even years of that Unit Week ("Split Week Contracts"), Tammac shall not be obligated to purchase any Split Week Contracts unless said Split Week Contracts meet Tammac's lending criteria and guidelines.

         (f)      There is hereby added a new Section 2.11 as follows:

         2.11 Tammac shall only accept Contracts which provide that: (i) the amount financed is an amount equal to or greater than $7,001.00 and the term of which is eighty-four (84) months or less; (ii) the amount financed is between $5,001.00 and $7,000.00 and the term of which is 60 months or less; or (iii) the amount financed is $5,000.00 or less and the term of which is forty-eight (48) months or less.

         (g) The third subparagraph of Section 9.1 is hereby amended in its entirety to read as follows:

         9.1 After the expiration of the commitment period, which shall expire two years from the execution and delivery to Tammac by the Developer of this Third Amendment to the Financing
                  Agreement, or the purchase by Tammac of an additional $10,000,000.00 of Contracts, whichever occurs first, Developer shall not have the option of offering Replacement Contracts to Tammac for delinquent Contracts and Tammac shall be under no obligation to accept any Replacement Contracts. From and after the expiration of the commitment period, Developer must repurchase the delinquent Contracts.

         Reaffirmation of Loan Documents: The Developer and Guarantor, each, jointly and severally, ratify and confirm that: (i) the Commitment Letter, as amended; (ii) the Financing Agreement, as amended; (iii) the Deed of Trust, as modified; (iv) the Security Agreement and all related documents executed contemporaneously therewith or herewith, and any and all other documents executed in connection therewith and herewith, are ratified and confirmed and shall remain in full force and effect in accordance with their terms to the extent not amended or modified herein or contemporaneously herewith. Developer and Guarantor each, jointly and severally, warrant and represent that all representations, warranties and covenants contained in the Loan Documents are true and complete as of the date hereof, no warranty therein contained has been breached as of the date hereof, and Developer and Guarantor are each in full compliance with all of the terms thereof and have performed all obligations on their part to be performed therein.

         The Developer and Guarantor each, jointly and severally, acknowledge their respective obligations under each of the Loan Documents and hereby restate, in their entirety, the representations, warranties and covenants set forth herein and in the aforesaid Loan Documents, as amended, which representations, warranties and covenants are true and complete as of the date of the execution of this Third Amendment to the Financing Agreement.

         Guarantor consents to any extension, modification or change in any of the aforesaid Loan Documents and related documents by Tammac and waives all notice of any such change in the terms of collateral and further waives any right or remedy that Tammac may have or may be required to pursue against Developer or any other party liable thereunder or hereunder prior to commencing any action or enforcing the provisions herein or therein contained or as contained in the Guaranty Agreement.

         No Marshalling: Tammac shall be under no obligation whatsoever to proceed against any collateral securing the obligations of the Developer or the Guarantor pursuant to the Loan Documents and/or to first proceed against any person or entity obligated under the Loan Documents before proceeding against any particular collateral available to Tammac or before proceeding against any person or entity obligated under the Loan Documents.

         Continuing Validity of Loan Documents: Except as expressly modified herein, the Financing Agreement, the First Modification Agreement, the Second Modification Agreement and all other Loan Documents shall remain in full force and effect.

         Inconsistent Rights or Remedies available to Tammac: In the event that any of the Loan Documents contain any inconsistent rights or remedies otherwise available to Tammac, the rights and/or remedies accorded to Tammac giving Tammac the greatest protection and/or affording Tammac the greater rights and/or remedies shall control.

         Binding Effect: This Agreement shall be binding upon, enure to the benefit of the parties hereto and their respective successors and assigned.

         IN WITNESS WHEREOF, the undersigned hereunder have set their hands or caused these presents to be executed by their proper corporate officers as of the day and year first above written.

ATTEST: LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona Limited Partnership,
                                   By: ILE SEDONA INCORPORATED, an
                                   Arizona Corporation, Sole
                                   General Partner

Nancy J. Stone                     By:  Joseph P. Martori, President
-------------------------              ------------------------------
NANCY J. STONE, Secretary               JOSEPH P. MARTORI, President

ATTEST:                                     ILX INCORPORATED, f/k/a
                                            INTERNATIONAL LEISURE ENTERPRISES,
                                            INCORPORATED, an Arizona
                                            Corporation

Stephanie D. Castronova            By:  Joseph P. Martori, President
-------------------------              ------------------------------
STEPHANIE D. CASTRONOVA,                JOSEPH P. MARTORI, President
Secretary                               and Chief Executive Officer

ATTEST/WITNESS:                    TAMMAC FINANCIAL CORP.

Joseph J. Lombardi                 By:  Andy G. Roosa
------------------------------         ------------------------------
JOSEPH J. LOMBARDI, ASST. SEC.          ANDY G. ROOSA, President